SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       ----------------------------------



                                  May 14, 2003
                                 Date of Report



                          DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         New York                     333-18221                 13-2997911
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)         Identification Number)


        1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
               (Address of principal executive offices) (zip code)



                                 (610) 296-3400
               Registrant's telephone number, including area code

Item 7.           Financial Statements and Exhibits

                        (c)         Exhibits.
                            99.1    Press Release dated May 13, 2003


Item 9.           Regulation FD Disclosure

                  On May 13, 2003, Dollar Financial Group, Inc. (the "Company") issued a press release announcing its earnings for the third quarter 2003. A copy of the press release is furnished as
                  Exhibit 99.1.

                  The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12, Disclosure of Results of Operations and Financial Condition.



                                    SIGNATURE

        Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 14, 2003

                                DOLLAR FINANCIAL GROUP, INC.
                                a New York corporation



                                By:      /s/ Donald Gayhardt
                                Name:    Donald Gayhardt
                                Title:   President and Chief Financial Officer




                                EXHIBIT INDEX

Exhibit No.             Description

99.1                    Press Release dated May 13, 2003 by
                        Dollar Financial Group, Inc.